ASSUMPTION OF LIABILITIES
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THIS ASSUMPTION OF LIABILITIES is made this 6th day of May, 1999 by and between Systems Atlanta Commercial Systems, Inc., a Georgia corporation ("Seller") and Pomeroy Computer Resources, Inc., a Delaware corporation ("Purchaser No. 1").

WHEREAS, pursuant to an Asset Purchase Agreement dated May 6th, 1999 (the "Agreement") by and among Purchaser No. 1, Pomeroy Select Integration Solutions, Inc. (Purchaser No. 2"), Seller and B. Scott Dobson, Charley G. Dobson, Betty H. Dobson and Tyler H. Dobson, Purchaser No. 1 wishes to assume certain obligations of Seller.

NOW, THEREFORE, pursuant to the Agreement and in consideration of the premises, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Seller and Purchaser No. 1 hereby agree as follows:

1.   Assumption
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     Purchaser No. 1 hereby accepts, assumes and agrees to pay and perform the obligations of Seller as set forth on Exhibit "1" attached hereto and made a part hereof. Purchaser No. 1 agrees to indemnify and hold Seller harmless from any liability with respect to such assumed obligations.

2.   Excluded  Liabilities
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     Notwithstanding anything to the contrary in the Agreement or in this Assumption of Liabilities, Purchaser No. 1 shall not assume or be liable for any liabilities of Seller not listed on Exhibit "1" attached hereto and made part hereof.

3.   The  Agreement
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     Nothing contained in this Assumption of Liabilities shall be deemed to supersede, restrict, impair, diminish, enlarge or expand in any respect any of the obligations, agreements, covenants or warranties of Seller or Purchaser No. 1 contained in the Agreement. All terms used in this Assumption of Liabilities shall have the meaning defined in the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption of Liabilities to be executed in their names on the date first above written.

                                   SYSTEMS ATLANTA COMMERCIAL SYSTEMS, INC., a Georgia corporation


                                   By:  ________________________________
                                         B.  Scott  Dobson,  Vice-President


                                   POMEROY  COMPUTER  RESOURCES,  INC.,
                                   a  Delaware  corporation

                                   By:  ________________________________
                                        Stephen  E.  Pomeroy,  Chief  Financial
Officer

STATE  OF  ___________    )
                          )  SS:
COUNTY OF  ___________    )

     The foregoing instrument was acknowledged before me this ____ day of May, 1999 by B. Scott Dobson, Vice-President of Systems Atlanta Commercial Systems, Inc., a Georgia corporation, on behalf of the corporation.


                                   _________________________________
                                   NOTARY  PUBLIC


STATE  OF  OHIO           )
                          )  SS:
COUNTY  OF  HAMILTON      )

     The foregoing instrument was acknowledged before me this ____ day of May, 1999 by Stephen E. Pomeroy, Chief Financial Officer of Pomeroy Computer Resources Inc., a Delaware corporation, on behalf of the corporation.


                                   _________________________________
                                   NOTARY  PUBLIC

                                   EXHIBIT 1"

                            LIABILITIES BEING ASSUMED


(a) Sellers obligation to SAI (whose obligation is to AT&T - Finova) under a floor plan credit facility, the outstanding amount of which on the March 31, 1999 Pro Forma Balance Sheet No. 1 is $522,731.86 and as of the Closing Date is $227,585.40, which is collateralized by a security interest in SAIs assets;

(b) Sellers obligation to SAI (whose obligation is to the Bank of Canton) under a term financing line, the outstanding amount of which on the March 31, 1999 Pro Forma Balance Sheet No. 1 is $0.00 and as of the Closing Date, is $138,581.91, which is collateralized by a security interest in certain of SAIs assets;

(c) Sellers obligation to GMAC on a vehicle being transferred to Purchaser No. 1, the outstanding amount of which on the March 31, 1999 Pro Forma Balance Sheet is $12,052.93 and as of the Closing Date, is $11,729.69, which is collateralized by a security interest in said vehicle.

(d) All of the trade accounts payable of the Seller relating to Business No. 1 incurred in the ordinary course of business consistent with Sellers prior practices, the outstanding amount of which is $334,937.90 on the March 31, 1999 Pro Forma Balance Sheet No. 1, and as may be incurred, increased or decreased since the March 31, 1999 Balance Sheet No. 1 to the Pro Forma Balance Sheet No. 1 for operations in the ordinary course of business or any other transaction provided by this Agreement, and subject to the satisfaction of the Net Asset Amount No. 1 requirement set forth in Section 4.1(d) as of the Closing Date.